EXHIBIT 10.13

                            NINTH AMENDMENT OF LEASE

     THIS NINTH AMENDMENT OF LEASE ("Ninth Amendment") is made on July 25, 2001 between TRIZECHAHN CENTERS INC., a California corporation, d/b/a "TrizecHahn Newmarket 1 to 8", f/k/a FASHION PLACE ASSOCIATES, LTD., a Utah limited partnership, d/b/a "TrizecHahn Newmarket 1 to 8 Management" ("Landlord"), whose address is 100 Colony Square, Suite 600, 1175 Peachtree Street, N.E., Atlanta, GA 30361 and CRYOLIFE, INC., a Florida corporation ("Tenant").

                                    RECITALS

     This Ninth Amendment is based upon the following recitals:

     A. Newmarket Partners III, Laing Properties, Inc. General Partner ("Newmarket III"), as landlord and Tenant entered into a Lease dated February 13, 1986 ("Lease"), for the premises known as Suites 134-144 located at 2211 Newmarket Parkway, Marietta, GA 30067 ("Premises").

     B. Newmarket III and Tenant amended the Lease by Amendment to Lease dated April 7, 1986; Amendment to Lease dated May 15, 1987; Second Amendment to Lease dated June 22, 1988; Third Amendment to Lease dated April 4, 1989; Fourth Amendment to Lease dated April 2, 1990; Fifth Amendment to Lease dated October 15, 1990; Sixth Amendment to Lease dated March 14, 1995; Seventh Amendment to Lease dated May 15, 1996 and Eighth Amendment to Lease dated November 18, 1998 (Lease and Amendment(s) collectively, "Lease as amended").

     C. Landlord is successor in interest to Newmarket III's interest as landlord under the Lease as amended.

     D. Landlord and Tenant desire to further amend the Lease as amended to extend the term and otherwise amend the Lease as amended accordingly.

     THEREFORE , in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

     1. RECITALS. All recitals are fully incorporated.

     2. ADDRESS - NOTICES. Landlord's address for notices as set forth in Lease as amended shall be deleted and the following substituted therefore:

          TRIZECHAHN CENTERS INC
          c/o TrizecHahn Office Properties Inc.
          100 Colony Square, Suite 600
          1175 Peachtree Street, N.E.
          Atlanta, GA 30361
          Attention: David D. Canaday, Vice President


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          with a copy to:

          TRIZECHAHN CENTERS, INC.
          c/o TrizecHahn Office Properties Inc.
          100 Colony Square
          Suite 600
          1175 Peachtree Street, N.E.
          Atlanta, GA 30361
          Attention: Lease Administrator

          and if notice of default, a copy to:

          TRIZECHAHN CENTERS INC.
          c/o TrizecHahn Office Properties Inc.
          100 Colony Square
          Suite 600
          1175 Peachtree Street, N.E.
          Atlanta, Georgia 30361
          Attention: Regional Counsel


     3. EXTENSION OF LEASE TERM. The Lease Term for the Premises shall be extended for a twelve (12)-month period only, to begin December 1, 2001 and expire on November 30, 2002 ("5th Extension Term").

     4. RENTAL, COMMON AREA MAINTENANCE EXPENSES, TAX AND INSURANCE ESCALATION EXPENSES. Effective during the 5th Extension Term, Tenant's obligation to pay Rental, Common Area Maintenance Expenses and Tax and Insurance Escalation Expenses shall be as follows with respect to the Premises:

          A. RENTAL. Effective during the 5th Extension Term, Tenant shall pay Landlord monthly rental in advance on the first day of each month in equal monthly installments of $16,089.94; and

          B. COMMON AREA MAINTENANCE EXPENSES. Tenant shall reimburse Landlord for the cost of Common Area Maintenance Expenses (as described in Paragraph 4 of the Lease, "CAM") which shall be $0.80 per rentable square foot and subject to a 4% annual increase each calendar year; and

          C. TAX AND INSURANCE ESCALATIONS EXPENSES. In addition to Rental and CAM, Tenant shall continue to be responsible for tax and insurance escalation expenses with respect to the entire Premises in accordance with the terms and conditions of Paragraph 13 of the Lease; however, and the base year with respect to determining tax and insurance escalation expenses for the Premises shall remain the calendar year ending December 31, 2002.

     5. DELIVERY OF AND IMPROVEMENTS TO THE PREMISES. Landlord shall provide and Tenant shall accept the Premises in "as-is" condition. No promises to alter, remodel or improve the Premises or Building and no representations concerning the condition of the Premises or Building have been made by Landlord to Tenant


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other than as may be expressly stated in the Lease as amended.

     6. HOLDOVER. Tenant understands that it does not have the right to hold over at any time and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Premises and deliver possession to Landlord as required by this Lease. If Tenant holds over after the expiration of the 5th Extension Term with Landlord's prior written consent, Tenant will be deemed to be a tenant from month to month, at a monthly Rental, payable in advance, equal to 150% of the monthly Rental payable during the 5th Extension Term, and Tenant will be bound by all of the other terms, covenants and agreements of the Lease as amended as the same may apply to a month-to-month tenancy. If Tenant holds over after the expiration of the 5th Extension Term without Landlord's prior written consent, Tenant will be deemed a tenant at sufferance, at a daily Rental, payable in advance, equal to 200% of the Rental per day payable during the 5th Extension Term, and Tenant will be bound by all of the other terms, covenants and agreements of the Lease as amended as the same may apply to a tenancy at sufferance.

     7. BROKERS. Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this Ninth Amendment except TrizecHahn Colony Square GP LLC and Richard Bowers & Company ("Brokers"). Neither party knows of any other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Ninth Amendment. Pursuant to Georgia Real Estate Commission Regulation 520-1-108, TrizecHahn Colony Square GP LLC hereby discloses the following concerning this lease transaction: (1) TrizecHahn Colony Square GP LLC represents Landlord and not Tenant; (2) Richard Bowers & Company represents Tenant and not Landlord; and (3) both TrizecHahn Colony Square GP LLC and Richard Bowers & Company shall receive their compensation from Landlord. Tenant and Landlord will indemnify and hold each other harmless from all damages paid or incurred by the other resulting from any claims asserted against either party by brokers or agents claiming through the other party.

     8. CONFLICTING PROVISIONS. If any provisions of this Ninth Amendment conflict with any of those of the Lease as amended, then the provisions of this Ninth Amendment shall govern.

     9. REMAINING LEASE PROVISIONS. Except as stated in this Ninth Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Lease Term.

     10. BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this Ninth Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

                  -- signatures appear on the following page--

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     AFFIRMING  THE ABOVE,  the parties have  executed  this Ninth  Amendment of
Lease on the date first stated.

WITNESSES                             LANDLORD TRIZECHAHN CENTERS, INC.,
                                      a California corporation


                                      BY:  /s/
-----------------------------              -------------------------------------
                                           Robert R. Stubbs
                                           Assistant Secretar



                                       BY: /s/
-----------------------------              -------------------------------------
                                           Paul H. Layne
                                           Vice President


                                       TENANT
                                       CRYOLIFE, INC., a Florida Corporation


                                       BY:  /s/ Albert E. Heacox
-----------------------------               ------------------------------------
                                       ITS: V.P., Laboratory Operation
                                            ------------------------------------



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